================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                    --------

                                  April 1, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                           THE FLAMEMASTER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


      NEVADA                       0-2712                      95-2018730
 ----------------               ------------                 --------------
 (state or other                (Commission                  (IRS Employer
 jurisdiction of                File Number)                 Identification
  incorporation)                                                  Number)

                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (818) 982-1650
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 (818) 765-5603
               ---------------------------------------------------
               (Registrant's facsimile number including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 1, 2005, Flamemaster Corporation (the "Company") consummated the acquisition of 100% of the members interest of Aries Capital Partners LLC ("Aries"), a privately-owned holding company that owns (through a subsidiary) 100% of the capital stock of Best Candy & Tobacco Co., a Arizona corporation ("Best"). Located in Arizona, Best is engaged in the sale, distribution and marketing of candy and tobacco products and other related items to wholesalers, convenience stores and other retailers primarily located in the States of California and Arizona.

In consideration for 100% of the equity of Aries and its Best subsidiary, the Company issued to the equity owners of Aries 100,000 shares of the Company's Series A non-voting convertible shares of preferred stock (the "Series A Preferred Stock"). Subject to the satisfaction of the conditions described below, each full share of Series A Preferred Stock is convertible into 193.221 shares of the Company's common stock, without par value (the "Common Stock"), or 19,322,100 shares of Common Stock if all shares of Series A Preferred Stock are converted (the "Exchange Stock").

At the present time, there are 1,253,693 shares of Company Common Stock issued and outstanding and 895,965 shares of Common Stock held in treasury. Accordingly, if fully converted to Common Stock, the Exchange Stock would represent 90% of the fully-diluted shares of Company Common Stock.

Prior to its acquisition of Aries and Best (the "Best Group"), the Company's sole business was the development, manufacture and sale of flame-retardant and high-heat resistant coatings and sealants, primarily used in various industrial and aerospace applications. As previously announced, with the consent of the holders of a majority of its outstanding Common Stock, the Company intends to dividend and distribute to all of its Common Stockholders of record on the dividend date, 100% of the capital stock (the "Dividend Shares") of Flamemaster Aerospace Corporation, the wholly-owned subsidiary of the Company, that is engaged in the coatings and sealants business (the "FAC Stock Dividend").

Under the terms of the amended and restated exchange agreement, dated as of March 8, 2005 among the Company, its principal stockholders, Aries and its members (the "Exchange Agreement"), following consummation of its acquisition of the Best Group the Company intends to obtain the written consent of the holders of a majority of its outstanding Common Stock, file a Form 14C Information Statement with the Securities and Exchange Commission and, following receipt of comments, if any, mail the Form 14C to its stockholders for the purpose of approving the FAC Stock Dividend. In addition, the Company will seek to change its corporate name to Best Distribution Corporation, or such other name that would more accurately reflect the different nature of the Company's business once the FAC Stock Dividend is consummated.

As a result of the contemplated change in the nature of the Company's business and the anticipated change of control of its management and board of directors once the Series A Preferred Stock converts into Common Stock, the Company also intends to file a required new listing application with the Nasdaq Stock Exchange, Inc. in order to seek approval for the continued listing of the Company's Common Stock on the Nasdaq SmallCap Market following consummation of the FAC Stock Dividend.

Pursuant to the terms of the Exchange Agreement and its Certificate of Designations, the Series A Preferred Stock issued to the Aries members may not be converted into Common Stock of the Company until the FAC Stock Dividend shall have been consummated, and shall not otherwise be convertible until the EARLIEST to occur of any of the following events (each a "Triggering Event"):

     o receipt by the Company of Nasdaq listing approval of the FAC Stock Dividend and the acquisition of the Best Group equity contemplated by the Exchange Agreement;

     o    prior to receipt of Nasdaq approval of the Best Group acquisition, if
          (a) Nasdaq shall have previously approved in writing such FAC Stock Dividend, (b) the existing board of directors and executive management of the Company shall continue as the entire members of the board of directors and executive management of the Company until the earlier to occur of Nasdaq approval of the Best Group acquisition or May 31, 2005; and (c) the consummation of such FAC Stock Dividend shall not, by itself, cause the Company to be delisted from trading on Nasdaq;

     o if the Company's Common Stock is delisted from trading on the Nasdaq Stock Exchange; or

     o at any time at the option of the holders of the Series A Preferred Stock from and after May 31, 2005, unless such date shall be extended by mutual agreement of the Company and the holders of the Series A Preferred Stock.

The Company has the right to consummate the FAC Stock Dividend immediately if the Company receives written notice from any holder of Series A Preferred Stock of its or their intention to convert into Corporation Common Stock any of their shares of Series A Preferred Stock. Once distributed to the common stockholders, the shares of Flamemaster Aerospace stock will not be registered under the Securities Act of 1934, as amended, and Flamemaster Aerospace does not intend to file periodic reports with the Securities and Exchange Commission, including, inter alia, Annual Reports on Form 10-KSB or Quarterly Reports on Form 10-QSB and will not be subject to the SEC Proxy Rules.

Under the terms of the Exchange Agreement, pending the first occurrence of a Triggering Event:

     o the board of directors and the management of each of the Company and Flamemaster Aerospace shall continue to consist of the current members of the board of directors and management of such corporations, and the board of directors and the management of the Best Group shall continue to consist of the current members of the board of directors and management of such entities;

     o none of the shares of Series A Preferred Stock shall be convertible into Common Stock; and

     o each of the Company and the Best Group and their respective affiliates provided mutual covenants to the other as to the capitalization and operations of the Company and Flamemaster Aerospace, on one hand, and the Best Group, on the other hand, pending consummation of such Triggering Event.

It is contemplated that the FAC Stock Dividend will be consummated on or before May 31, 2005. In the event that the Company is unable to timely obtain Nasdaq approval for the Best Group acquisition, the Company will delist its Common Stock from trading its shares on The Nasdaq Stock Exchange and seek to list its Common Stock for trading on the NASD OTCBB(R). There can be no assurance that the Company will be able to obtain Nasdaq approval for the Best Group acquisition, or if its Common Stock is delisted from trading on the Nasdaq Stock Exchange, that the Company will be able to list its Common Stock on the NASD OTCBB(R) or any other national securities exchange. The Company's failure to list its Common Stock on a national securities exchange could have a material adverse effect on the trading price and value of the Company's Common Stock.


ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS

Exhibits    Description
--------    -----------
   2.1      Amended and Restated Share Exchange Agreement among Newbridge
            Capital, LLC, Independent Management System LLC, Summit Trading
            Limited, Aries Capital Partners, LLC, Flamemaster Corporation,
            Joseph Mazin, Altius Investments Corporation and George Vlahos.

   2.2      Certificate of Designations of Series A Preferred Stock







                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Flamemaster Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   FLAMEMASTER CORPORATION


Date:  April 1, 2005                               By: /s/ Joseph Mazin
                                                       -----------------------
                                                       Joseph Mazin
                                                       Chief Executive Officer



--------------------------------------------------------------------------------